                                   Exhibit 99

                              Sunterra Corporation
                   Consolidated Debtor and Non-Debtor Entities
                                  Balance Sheet
                                 April 30, 2002

                                                                 Total
                                                             Consolidated
                                                              (Unaudited)
                                                              -----------
Assets:
-------
Cash and cash equivalents                                   $    27,818,585
Cash in escrow and restricted cash                               66,857,811
Mortgages receivable, net                                       171,973,266
Retained interests                                               15,973,946
Due from related parties                                          7,333,188
Other receivables, net                                            7,715,051
Income tax refund receivable                                        545,422
Prepaid expenses and other assets                                27,591,298
Investment in joint ventures                                     19,949,640
Assets held for sale                                             11,665,896
Real estate and development costs                               175,549,262
Property and equipment, net                                      67,062,593
Intangible assets, net                                           22,883,446
                                                            ---------------

                                                            $   622,919,404
                                                            ===============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                      $    59,736,277
Notes payable subject to compromise                             527,034,036
Accounts payable not subject to compromise                       24,248,733
Accrued liabilities                                             178,545,143
Notes payable not subject to compromise                         172,650,612
Income taxes payable                                                      -
Deferred income taxes                                            (1,803,113)
                                                            ---------------
                                                                960,411,688

Stockholders' equity                                           (337,492,284)
                                                            ---------------

Total liabilities and equity                                $   622,919,404
                                                            ===============

        The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                                Sunterra Corporation
                    Consolidated Debtor and Non-Debtor Entities
                                  Income Statement
                         For the Month Ended April 30, 2002


                                                                Total
                                                            Consolidated
                                                             (Unaudited)
                                                             -----------
Revenues:
--------
Vacation interests sales                                    $ 15,901,998
Interest income                                                2,510,104
Other income (loss)                                            5,665,641
                                                            ------------
     Total revenues                                           24,077,743
                                                            ------------
Costs and operating expenses:
----------------------------
Vacation interests cost of sales                               3,503,929
Advertising, sales and marketing                               8,944,750
Provision for doubtful accounts                                  384,055
Loan portfolio expenses                                        1,147,477
Maintenance fees and subsidies                                 1,212,121
General and administrative                                     5,060,417
Depreciation and amortization                                    845,935
Resort property asset writedowns                                       -
                                                            ------------
Total costs and operating expenses                            21,098,684
                                                            ------------

Income (loss) from operations                                  2,979,059

Interest expense                                               1,061,681
Restructuring costs                                               88,095
Realized (gain) on available-for-sale securities                       -
Equity (gain) on investment in joint ventures                   (257,322)
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                            (1,403,656)
     Interest (Income)                                            (9,807)
     Professional Services                                     2,902,532

Extraordinary item                                                     -
                                                            ------------
Income (loss) before provision for taxes                         597,536

Provision for income taxes                                       786,711
                                                            ------------
Net income (loss)                                              ($189,175)
                                                            ============

        The accompanying notes and Monthly Operating Report are an integral part of these consolidated financial statements.
  Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

                                                                      Form No. 5
                                                                        (page 1)

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

IN RE:                         )          Case No. 00-5-6931-JS  through
SUNTERRA CORPORATION et al.,   )                   00-5-6967-JS, 00-5-8313-JS
                               )                   (Chapter 11)
                  Debtors      )          (Jointly Administered under
                                                 Case No. 00-5-6931-JS)

MONTHLY OPERATING REPORT Calendar Month Apr. 1 through Apr. 30, 2002
                                        ----------------------------

                        FINANCIAL BACKGROUND INFORMATION

1.     ACCOUNT STATUS:   Cash _____________Accrual      X
                                                  --------

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report. Ann Cohen, Vice President
       1781 Park Center Drive, Orlando, Florida 32835 (407) 532-1000

3.     EMPLOYEE INFORMATION:
       Number of employees paid this period:           1,012
                                                       -----
       Current number of employees                     1,012
                                                       -----
       Gross monthly payroll:
           Officers, directors and principals          $  303,438
                                                       ----------
           Other employees                             $2,365,316
                                                       ----------
       All post-petition payroll obligations
       including payroll taxes are current. Exceptions:       None
                                                        ---------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes _____ No X . If yes,
                                                                 ---
       explain:

       _________________________________________________________________________

       _________________________________________________________________________

5.     Are all BUSINESS LICENSES or BONDS current?
           Yes  X   No ____  Not Applicable ____
               ---

6.     PRE-PETITION ACCOUNTS RECEIVABLE:
       Calculation still in process, will supply at a later date. See Note below

           Collected this Period                   $
                                                    --------------------------
           Ending Balance                          $
                                                    --------------------------

7.     POST-PETITION ACCOUNTS RECEIVABLE:
       Calculation still in process, will supply at a later date. See Note below 0-30 Days: $________ 31-60 Days: $________ Over 60 Days: $________

                                                                      Form No. 5
                                                                        (page 2)

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explain the delinquencies. ?
Yes ____    No ____.

Note:
The majority of Accounts Receivable consists of Mortgages Receivable. The Debtors are in the process of analyzing the Mortgage Receivables In-Transit Aging. Supporting documents are available should the U.S. Trustee require more information.

8.    POST-PETITION ACCOUNTS PAYABLE:
      0-30 Days:  $1,987,266 31-60 Days: $679,740  Over 60 Days: $2,018,180

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explain the delinquencies.

Note:
Supporting documents for the A/P aging are available should the U.S. Trustee require more information.

9. TAXES: Are all taxes being paid to the proper taxing authorities when due? Yes X No ____. See Note below
           --

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

Note:
There have been no changes to the escrow of payroll taxes as originally presented in the June 2000 MOR, except that the payroll service provider has been changed to ADP. Effective January 2001, ADP began to escrow payroll taxes for the Debtors. Supporting documents are available should the U.S. Trustee require more information.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period: Yes X No ___
                          ----

      If yes, explain: See Attachment D
                      ---------------------------------------------------------

      _________________________________________________________________________

11.   Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and
      are all current? Yes  X   No ____.
                           -----

      If no, explain:__________________________________________________________

      _________________________________________________________________________

                                                                      Form No. 5
                                                                        (page 3)

12.    INSURANCE:  Policy expiration dates: See Attachment B

       Auto and Truck _________________        Liability _______________________

       Fire           _________________        Workers Comp ____________________

       Other          _________________        Expires: ________________________


13.    ACTIONS OF DEBTOR.  During the last month, did the Debtor:
       (a) Fail to defend or oppose any action seeking to dispossess the debtor
       from control or custody of any asset of the estate? Yes ____    No  X .
                                                                          ---
       If yes, explain:________________________________________________________

       ________________________________________________________________________

       OR consent to relief from the automatic stay (Section 362)? Yes ____
       No  X .
          ---

       If yes, explain: ________________________________________________________

       _________________________________________________________________________

       (b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going
       concern value of the assets of the debtor? Yes  X    No__________________
                                                      ---
       If no, explain:__________________________________________________________

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of the Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (including sales by creditors)? Yes ___ No Xs.
                                                                            ----
       If yes, explain:_________________________________________________________

       _________________________________________________________________________

       If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets.

Type of Motion
         See Attachment A.

Brief Description of Asset
         See Attachment A.

                                                                      Form No. 5
                                                                        (page 4)

Projected Income
         See Attachment A.

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. Yes: X See Attachment A.
                                                 ---

15.      PAYMENTS TO SECURED CREDITORS during Reporting Period:

               Frequency of               Amount        Next            Post-Petition
               Payments per               of Each       Payment         Pmts. Not Made
Creditor       Contract                   Payment       Due             No. Amt
-----------------------------------------------------------------------------------------------
Finova                                    None
-----------------------------------------------------------------------------------------------
Ableco Financing/Foothill                 None
-----------------------------------------------------------------------------------------------
98-A Securitization                       $1,662,367 principal and interest
-----------------------------------------------------------------------------------------------
99-A Securitization                       $1,724,644 principal and interest
-----------------------------------------------------------------------------------------------
99-B Securitization                       $1,044,262 principal and interest
-----------------------------------------------------------------------------------------------
Greenwich Capital                         $1,522,627
-----------------------------------------------------------------------------------------------
Bank of America                           None
-----------------------------------------------------------------------------------------------
Key Global Finance                        $28,146
-----------------------------------------------------------------------------------------------
GE Capital (Matrix leases)                None
-----------------------------------------------------------------------------------------------
Matrix Funding                            $18,899
-----------------------------------------------------------------------------------------------
Cypress Land Loans                        $11,250
-----------------------------------------------------------------------------------------------
Societe General (Barton Capital)          $939,539 principal and interest
-----------------------------------------------------------------------------------------------

                                                                      Form No. 5
                                                                      (page 5)


16. PAYMENTS TO PROFESSIONALS (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

   Professional Name                             Type of Service Rendered       Fees Paid
   ---------------------------------------------------------------------------------------
   Alston Hunt Floyd & Ing                       Legal Fees                         10,291
   Bailey Engineering Corp                       Professional Fees                     974
   Bankruptcy Services LLC                       Legal Fees                         11,159
   DeConcini McDonald Yetwin Lacy                Legal Fees                         11,943
   Dewey Ballantine LLP                          Legal Fees                            713
   Fairplay International Trust NV               Legal Fees                          2,500
   Fleishman, David M                            Legal Fees                            270
   Fried, Frank, Harris                          Legal Fees                         93,745
   Greenberg Traurig PA                          Legal Fees                            695
   Holland & Knight LLP                          Legal Fees                        414,525
   Jay Alix & Assoc                              Professional Fees                 698,862
   Jeffrey Chanin                                Professional Fees                 113,353
   Johnson, Murrell & Case                       Legal Fees                            620
   KPMG                                          Professional Fees                 191,445
   Lexwell                                       Legal Fees                          3,125
   Lowndes Drosdick Doster Kantor & Reed PA      Legal Fees                          1,556
   Lowther, Johnson, Joyner, Lowter, Cully       Legal Fees                            269
   Maymi & Rivera Fourquet P S C                 Legal Fees                          1,071
   Needle Rosenberg                              Legal Fees                          3,300
   Page, Mracheck, Fitzgerald & Rose             Legal Fees                            331
   Paul, Hastings                                Legal Fees                         13,661
   Piper, Marbury, Rudnick                       Legal Fees                        109,980
   Plante & Moran,LLP                            Legal Fees                         13,921
   Schreeder Wheeler & Flint LLP                 Legal Fees                         20,271
   Shapiro, Sher, Guinot                         Legal Fees                         25,713
   The Styron Law Firm                           Legal Fees                          1,245
   Whiteford Taylor                              Legal Fees                        272,875
   Willkie Farr                                  Legal Fees                        144,497
   Wolcott Rivers Wheary Basnight & Kelly, PC    Legal Fees                          2,618
                                                                              ------------
                                                 Legal & Professional           $2,165,528
                                                                              ============

17.    QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:
       Monthly Disbursements:                  For the month of April:
       (calendar quarter)                      Quarter 1 fees paid None________

                                                                      Form No. 5
                                                                        (page 6)

VERIFICATION
       I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief . The business of the Debtors is complex. The Debtors have sought to report all information contained in this Monthly Operating Report completely and accurately. The Debtors will review their records and other information on an on-going basis to determine whether this Monthly Operating Report should be supplemented or otherwise amended. The financial information submitted herein has not been audited and is subject to revision and adjustment. The Debtors reserve the right to file, at any time, such supplements or amendments to this Monthly Operating Report as the Debtors deem appropriate. This Monthly Operating Report should not be considered an admission regarding any of the Debtors' income, expenditures or general financial condition, but rather the Debtors' current compilation of such information based on their investigations to date. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of this Monthly Operating Report to be inaccurate, incomplete or in need of supplementation in any way.

Dated:            June 20, 2002
       ----------------------------------

             DEBTOR IN POSSESSION

By:      /s/ Lawrence E. Young
       ----------------------------------

Name/Title:  Lawrence E. Young CFO
           ------------------------------

Address:     1781 Park Center Drive, Orlando, Florida 32835
           ------------------------------------------------

Telephone:            (407) 532-1000
           ------------------------------


REMINDER:  Attach copies of debtor in possession bank statements.

NOTE: Due to the number of bank accounts, no bank statements have been attached. See Attachment D for bank account listing.

- - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - - - - - - - - - - -

                                  ATTACHMENT A
                           To Monthly Operating Report
                       Sunterra Corp., et al., April, 2002

         The following motions to sell assets of the Debtors were pending during the month of April, 2002:

               Motion for (I) Approval of Sale of Real Property and Related Assets Free and Clear of Liens and Encumbrances, and (II) Assumption and Assignment of Executory Contracts (Carambola Beach Resort, St. Croix) (filed June 15, 2001) (re-filed March 27, 2002) (Order entered April 19, 2002; and

               Motion for Approval of Sale of Real Property Free and Clear of Liens and Encumbrances (Villas on the Lake Resort, Lake Conroe, TX) (filed April
               16, 2002).

         Also in April, 2002, the Debtors may have disposed of certain assets pursuant to the Order Authorizing The Sale And/Or Abandonment Of Miscellaneous Assets Including But Not Limited To Certain Furniture, Fixtures And Equipment, entered by the Court on September 14, 2000. (All of the pleadings referred to above are on file with the Clerk's Office).

         The Debtors may also have disposed of certain assets in the ordinary course of business in April, 2002.

Sunterra Resorts Policy Register 2002 - 2003                       Attachment B
--------------------------------------------

Type of           Company &         Policy
Coverage          Policy Number     Period   Limits/Deductible                     Premium       Comments
--------          ------------      ------   -----------------                     -------       --------
Primary General   American Safety   3/1/02-  $2,000,000 Aggregate per             $  492,356     McGriff Broker
Liability         Risk Retention    2/28/03  location;                                           Covers all Sunterra Corp's.
                                             $2,000,000 Products/                                locations except Lake
                                             Completed Operations                                Arrowhead, Hawaii resorts and
                                             Aggregate;                                          St. Maarten resorts
                                             $1,000,000 Personal &
                                             Advertising Injury;
                                             $1,000,000 Each Occurrence;
                                             $50,000 Fire Legal;
                                             $1,000,000 EBL;
                                             $1,000,000 Liquor Liability;
                                             $5,000 Deductible
General Liability American Safety   3/1/02-  Covers $5,000 per occurrence         $  160,000     McGriff Broker
Stop Loss         Risk Retention    2/28/03  deductible on the primary G/L
Aggregate Fund                               policy for 12 months
Umbrella Policy   Lexington Ins.    3/1/02-  $20M each occurrence/$20M aggregate  $  271,893     Rated A++XV
                  Co. (AIG) &       2/28/03  where applicable;
                  American Home              Excess of scheduled underlying
                  (AIG)                      policy(ies) Auto, GL & DIC
Excess Liability  Ohio Casualty     3/1/02-  $25M each occurrence/ $25M           $   50,000     Rated AXI
Policy            Insurance Co.     2/28/03  aggregate where applicable;
                                             Excess of $25M each occurrence/
                                             $25M aggregate Auto, GL & DIC
Foreign Liability Royal & Sun       3/1/02-  $1,000,000 Commercial GL;            $   99,654     Covers claims brought against
DIC               Alliance          2/28/03  $1,000,000 Contingent Auto                          Sunterra Corp. and subsidiaries
General Liability                            Liability;                                          for claims/ accidents occurring
Cover                                        $1,000,000 Employers Liability                      outside the USA which are
                                                                                                 litigated/ filed in the USA.
                                                                                                 Rated A++XV
Property Policy   Lloyds of London  3/1/02-  $2.5 million annual aggregate        $1,579,560     McGriff Broker
                  168601N & Royal   2/28/03                                                      Covers all Sunterra Corp's.
                  Surplus Lines                                                                  owned or managed resorts,
                                                                                                 except for the St. Maarten
                                                                                                 resorts, Marc Resorts &
                                                                                                 Kaanapali, HI

Property Policy   Steadfast         3/1/02-  $2.5 million excess of $2.5 million  $  732,309     McGriff Broker
                  Insurance Co.     2/28/03  annual aggregate for all perils,                    Excess property covers 2/nd/
                  Policy #                   separately for Flood and Earthquake                 layer; $5 million in combined
                  SPP370051000                                                                   property, business interruption
                                                                                                 and continuing expenses coverage.
                                                                                                 This policy will drop down and
                                                                                                 become primary if the above policy
                                                                                                 limits are exhausted.
Property Policy   Westchester       3/1/02-  $20 million excess of $2.5 million   $  490,678     McGriff Broker
                  Surplus Lines     2/28/03  per occurrence, which in turn                       Excess property covers 3/rd/
                  Insurance Co.              excess of $2.5 million annual                       layer; $25 million in combined
                  WXA6637731                 aggregate for all perils annually,                  property, business interruption
                                             separately for Flood and Earthquake                 and continuing expenses coverage

Sunterra Resorts Policy Register 2002 - 2003                                                                           Attachment B
--------------------------------------------
Type of            Company &            Policy
Coverage           Policy Number        Period      Limits/Deductible                     Premium   Comments
--------           -------------        ------      -----------------                     -------   --------
Property Policy    Royal Surplus        3/1/02-     $50 million excess $22.5 million      $165,198  McGriff Broker
                   Lines -              2/28/03     except California Earthquake ($25               Excess property 4/th/ layer; $75
                   TKHD323436                       million excess $22.5 million per                million in combined property,
                                                    occurrence, which in turn excess of             business interruption and
                                                    $2.5 million annual aggregate for               continuing expenses coverage
                                                    all perils)
Property Policy    Commonwealth         3/1/02-     $5 million excess of $5 million per   $157,980  Wind Flood Hail Coverage for
                   Insurance            2/28/03     occurrence for wind, hail and flood             U.S. Virgin Islands
                   Company                          USVI
Boiler and         Travelers            3/1/02-     $50,000,000                           $  9,000  McGriff Broker
Machinery          Insurance            2/28/03                                                     Covers all Sunterra Corp.'s
Coverage           Company                                                                          locations and resorts except
                   #BMGM5J273K099611L01                                                             St. Maarten and Lake Arrowhead;
                                                                                                    $45 million excess of the
                                                                                                    primary Lloyds property policy.
HOA D&O Policy     National Union       11/1/01-    Various limits-see schedule                     Marsh Broker
                   Fire Insurance Co.   11/1/02     $5,000 deductible                               Individual D&O policies for HOA
                   #004738335                                                                       Boards
                                                                                          $  3,100  AOAO Poipu Point $2 million
                                                                                          $  3,100  AOAO Hawaiian Monarch $3 million
                                                                                          $  2,100  Breakers of Ft. Lauderdale
                                                                                                    Condo Assoc. $2 million
                                                                                          $  3,100  Bent Creek Golf Village Condo
                                                                                                    Assoc. Inc. $2 million
                                                                                          $  2,100  Carambola Beach Resort Owners
                                                                                                    Assoc. Inc. $2 million
                                                                                          $  3,100  Coral Sands of Miami Beach
                                                                                                    Timeshare Assoc. Inc. $2 million
                                                                                          $  3,100  Gatlinburg Town Square Resort
                                                                                                    Condo II Assoc. $2 million
                                                                                          $  3,100  Gatlinburg Town Square Members
                                                                                                    Assoc. $2 million
                                                                                          $  3,100  Gatlinburg Town Square Master
                                                                                                    Assoc. $2 million
                                                                                          $  3,100  Grand Beach Resort Condo Assoc.
                                                                                                    $2 million
                                                                                          $  3,100  Greensprings Plantation Resort
                                                                                                    Owners Assoc. $2 million
                                                                                          $  2,100  Lake Tahoe Vacation Ownership
                                                                                                    Resort Owners' Assoc. $2 million
                                                                                          $  3,100  Mountain Meadows Timeshare
                                                                                                    Owners' Assoc. $2 million
                                                                                          $  3,100  Plantation at Fall Creek Condo
                                                                                                    Assoc. $2 million
                                                                                          $  3,100  Poipu Point Vacation Owners'
                                                                                                    Assoc. $2 million
                                                                                          $  2,100  Polynesian Isles Resort Condo
                                                                                                    IV Assoc. $2 million

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B

Type of                 Company &            Policy
Coverage                Policy Number        Period      Limits/Deductible           Premium       Comments
--------                -------------        ------      -----------------           -------       --------
HOA D&O Policy -        National Union       11/1/01-    Various limits - see                      Marsh Broker
Continued               Fire Insurance Co.   11/1/02     schedule $5,000                           Individual D&O policies for HOA
                        #004738335                       deductible                                Boards
                                                                                      $2,100       Polynesian Isles Resort Master
                                                                                                   Assoc.  $2 million
                                                                                      $5,100       Polynesian Isles Resort Condo
                                                                                                   Assoc. $2 million
                                                                                      $3,100       Powhatan Plantation Owners
                                                                                                   Assoc. $2 million
                                                                                      $2,100       The Ridge on Sedona Golf Resort
                                                                                                   Owners' Assoc.  $2 million
                                                                                      $3,100       Ridge Pointe Property Owners
                                                                                                   Assoc. $2 million
                                                                                      $3,000       Scottsdale Villa Mirage Resort
                                                                                                   Owners' Assoc. $2 million
                                                                                      $3,100       Sedona Springs Resort Owners'
                                                                                                   Assoc. $2 million
                                                                                      $2,100       Sedona Summit Resort Owners'
                                                                                                   Assoc. $2 million
                                                                                      $3,100       Town Village Resort Condo
                                                                                                   Assoc., Inc. $2 million
                                                                                      $9,170       Scottsdale Villa Mirage Resort
                                                                                                   Condo Assoc. Inc. $2 million
                                                                                      $3,100       Vacation Timeshare Owners
                                                                                                   Assoc.  $5 million
                                                                                      $2,100       Villas de Santa Fe Condo Assoc.
                                                                                                   $2 million
                                                                                      $2,100       Villas on the Lake Owners
                                                                                                   Assoc. $2 million
Corporate Directors &   Genesis Insurance    1/27/01-    $10,000,000                  $100,000     Marsh Broker
Officers                Co. #YB001931A       1/27/02                                               Extended period for reporting
Tail coverage                                                                                      coverage for policy that
                                                                                                   expired 1/27/01
Corporate Directors &   Genesis Insurance    1/27/01-    $10,000,000 x 15 million     $50,000      Marsh Broker
Officers                Co. #YXB001937       1/27/02                                               Extended period for reporting
Tail coverage                                                                                      coverage for policy that
                                                                                                   expired 1/27/01
Corporate Directors &   Twin City Fire       1/27/01-    $5,000,000 x 10 million      $35,000      Marsh Broker
Officers                Insurance Co.        1/27/02                                               Extended period for reporting
Tail coverage           (Hartford) #NDA                                                            coverage for policy that
                        0131223-00                                                                 expired 1/27/01
Corporate Directors &   Genesis Insurance    1/27/01-    $5,000,000 Primary           $647,500
Officers                Co. #YXB002299       1/27/02
Corporate Directors &   Gulf Insurance       1/27/01-    $5,000,000 X $5,000,000      $323,750
Officers                Company #GA0723854   1/27/02
Corporate Directors &   Twin City Fire       1/27/01-    $5,000,000 X $10,000,000     $242,813
Officers                Insurance Co.        1/27/02
                        (Hartford) #NDA
                        0131223-01
Corporate Directors &   Greenwich            1/27/01-    $5,000,000 X $15,000,000     $160,000
Officers                Insurance Co. (XL    1/27/02
                        - Capitol)
----------------------------------------------------------------------------------------------------------------------------------

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of            Company &             Policy
Coverage           Policy Number         Period      Limits/Deductible                      Premium       Comments
--------           -------------         ------      -----------------                      -------       --------
Corporate          Clarendon             1/27/01-    $5,000,000 X $20,000,000               $150,000
Directors &        National              1/27/02
Officers           Insurance Co.
                   (MAG)

Professional       Philadelphia          6/1/01-     $5,000,000                             $ 84,802      Marsh Broker
Liability E&O      Indemnity             6/1/02      $10,000 deductible                                   E&O coverage for mortgage
                   HCL 2002942                                                                            banking, resort management
                                                                                                          and independent brokers by
                                                                                                          endorsement
Workers            Legion                6/15/01-    $1,000,000 limit per accident;         $803,916      McGriff Broker
Compensation       Insurance             6/15/02     $1,000,000 Disease policy limit;                     Covers all states except
All Other States   Company                           $1,000,000 Disease - each employee                   Hawaii, Nevada, Washington
                   TBA                                                                                    and U.S. Virgin Islands
Workers            TIG Insurance         6/15/01-    $1,000,000 limit per accident;         $365,475      Marsh Honolulu broker
Compensation                             6/15/02     $1,000,000 Disease policy limit;                     Coverage Hawaii locations
Hawaii                                               $1,000,000 Disease - each employee                   - Marc, Embassy Poipu,
                                                                                                          Kaanapali and Sunterra
                                                                                                          Pacific resorts
EPL                Lexington             4/8/02-     $15,000,000 each insured event limit   $316,295      Marsh
                   #1052315              4/8/03      $15,000,000 total aggregate policy     (does not     EPL coverage extends to
                                                     period limit                           include E&S   independent contractors
                                                     $100,000 deductible                    or other      and claims against
                                                                                            applicable    Sunterra for acts of
                                                                                            taxes)        independent contractors
Sunterra           St. Paul Fire &       4/09/01-    $1,000,000 single limit;               $ 70,734      McGriff Atlanta
Automobile         Marine                4/09/02     $5,000 per accident deductible;        AOS
Policy & Garage-   CA00101153                        $200,000 garagekeepers liab.           $ 16,464 FL
keepers            CA00101154 FL                     $2,500 GK Collision deductible;        $ 29,941 Va
                   CA00101152 Va                     $500 GK Comprehensive                  $ 865 USVI
                   CA00101155                        deductible
                   USVI
Hawaii             TIG Insurance         3/01/01-    $1,000,000 bodily injury per           TBD           Marsh Honolulu broker
Automobile         Co.                   3/01/02     incident;
Liability Policy                                     $1,000,000 property damage
                                                     per incident;
                                                     $500/$500 collision/
                                                     comprehensive deductible;
                                                     $1,000,000 limit;
                                                     $1,000 deductible
                                                     $20,000/$40,000 non-stacked
                                                     Uninsured/underinsured
                                                     motorist
Hawaii GL Policy   TIG Insurance         3/1/01-     $1,000,000 each occurrence             $240,000      Marsh Honolulu broker
                   Co.                   3/1/02      $50,000 fire damage
                                                     $5,000 medical expenses
                                                     $1,000,000 personal injury
                                                     $2,000,000 general aggregate
                                                     $2,000,000 products/completed
                                                     operations aggregate
                                                     $1,000 deductible
General Liability  TIG Insurance         3/1/01-     $2,000,000 aggregate                   $  8,792      McGriff Broker
Ridge Spa and      Co.                   3/1/02      $1,000,000 occurrence                                Separate policy for spa
Racquet Club       #T70037500512                     $300,000 fire damage                                 and health club
                   04                                $5,000 medical expense

Sunterra Resorts Policy Register 2002 - 2003                        Attachment B
--------------------------------------------

Type of             Company &          Policy
Coverage            Policy Number      Period      Limits/Deductible                  Premium      Comments
--------            -------------      ------      -----------------                  -------      --------
Marina Operators    Commercial         5/1/01-     $1,000,000 protection and          $   20,500   McGriff Broker
Liability           Union Insurance    5/1/02      indemnity                                       Plantation at Fall Creek,
                    CZJH20890                      $1,000,000 rental liability                     Villas on the Lake, Powhatan
                                                   $100,000 per vessel Bailees                     Plantation Campground and Marina
                                                   $1,000,000 per occurrence
                                                   Bailees
                                                   $1,000 deductible
Comprehensive 3D    National Union     2/28/01-    $200,000 single loss               $    2,500   Marsh Broker
Policy              Fire Insurance     2/28/02     $2,500 deductible single loss                   Employee dishonesty
(#10/81) for        Co.                                                                            coverage
Island Colony       #860-60-05
Comprehensive       National Union     2/18/01-    $200,000 single loss               $    2,500   Marsh Broker
3d Policy           Fire Insurance     2/18/02     $2,500 deductible single loss                   Employee dishonesty
(#10/81) for        Co.                                                                            coverage
Poipu Point         #008-606-508
Blanket Crime       National Union     9/1/01-     $3,000,000                         $   30,012   Marsh Broker
Policy              Fire Insurance     8/31/02     $25,000 deductible                              Covers all Sunterra Corp.
                    Co. of                                                                         locations and managed
                    Pittsburgh, PA                                                                 locations
                    #473-30-27
St. Maarten         Allianz Royal      7/12/01-    $43,603,000 loss limit             $1,210,956   McGriff Atlanta
Property            Nederland          7/12/02     $10,000 deductible per
Insurance                                          occrrence
                                                   2% TIV deductible for flood and
                                                   wind
Boiler &            Travelers          7/12/01-    $30,000,000                        $   13,100   McGriff Atlanta
Machinery           Insurance          7/12/02
St. Maarten         Company
                    BMG532X4032
Foreign Liability   Zurich             7/12/01-    $1,000,000 aggregate               $   11,000   McGriff Atlanta
Contingent                             7/12/02     $500,000 each occurrence
Automobile                                         $1,000,000 fire legal
Liability,                                         $1,000,000 liquor liability
Garagekeepers,
Innkeepers
St. Maarten
Business Travel     Unum Policy #      5/01/01-    $5,000,000 aggregate limit of      $    8,280   Aon Consulting, Inc.
Accident Policy     GTA 23207          5/01/02     liability
Basic Life          Prudential         1/01/02-    1 X Salary to $1,000,000
Insurance           Healthcare        12/31/02
                    Contract #76976
Supplemental        Prudential         1/01/02-    1,2, or 3 X Salary to $1,000,000
Life Insurance      Healthcare        12/31/02
                    Contract #76976
AD&D                Prudential         1/01/02-    50% to $100,000
                    Healthcare        12/31/02
                    Contract #76976
Short Term          Prudential         1/01/02-    60% to $1,000
Disability          Healthcare        12/31/02
                    Contract #76976
Long Term           Prudential         1/01/02-    50% to $10,000
Disability          Healthcare        12/31/02
                    Contract #76976
Dental              MetLife Contract   1/01/02-    $50/$150 deductible;                            In-Network: 100% / 80% / 50% /
                    #300151           12/31/02     $1,500 annual maximum;                          50% / 50%
                    (insured)                      $50 orthodontia deductible;                     Out-of-Network: 80% / 60% /
                                                   $2,000 orthodontia maximum                      30% / 50%
------------------------------------------------------------------------------------------------------------------------------------

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of April 30, 2002

Property Name              Acct. Title                                Bank Name                        Bank Account #        ABA#
------------------------------------------------------------------------------------------------------------------------------------
Bent Creek                 Bent Creek Golf Course                     Mountain National Bank             104006440
Coral Sands                SWF E/A for Signature Resorts Inc. (Coral  Bank of America                   003064479205       063100277
                           Sands Resort)
Coral Sands                Coral Sands Resort                         Harbor Bank                        0140420282        051405463
Cypress Pointe             UBOC Presales @ SWF -SWF LLP E/A for       First Union National Bank        2000002004219       063107513
                           Cypress Pointe Resort- Special Holding
                           A/C
Cypress Pointe             SWF for Sunterra Corp. (Cypress Pointe)    First Union National Bank        2000004380326       063107513
                           Escrow
Cypress Pointe             Petty Cash - Spiffs                        First Union National Bank        2090000321205       063000021
Cypress Pointe             Cypress Pointe Resort II                   Harbor Bank                        0140420209         51405463
Escapes                    Sunterra Escapes                           Bank One Arizona
EVR Grand Beach            SWF E/A for Grand Beach Resort LP          Bank of America                   003064413944       063000047
EVR Grand Beach            UBOC Presales @ SWF - IES Custodian        Bank of America                   003064413957       063000047
                           for Sunterra Corp (GBR Special Holding
                           Acct)
EVR Grand Beach            Petty Cash - Resort Marketing              First Union National Bank        2090000740365       063000021
EVR Grand Beach            SWF E/A for Grand Beach Resort LP Tax      First Union National Bank        2090001812807       063000021
                           Escrow
EVR Lake Tahoe             Lake Tahoe Resort Partners, LLC            Wells Fargo Bank                   0059011684        121000248
EVR Lake Tahoe             RMI, Inc. Lake Tahoe Payroll  Acct         Wells Fargo Bank                   0901069161        121000248
EVR Lake Tahoe             Resort Marketing International             Wells Fargo Bank                   0901069187        121000248
EVR Tahoe                  Embassy/Lake Tahoe Sunterra Escrow         Chicago Title Ledger
                           Trust
Fall Creek                 SWF LLP E/A for Sunterra Corporation       Bank of America                   002863355107       081000032
                           (Plantation at Fall Creek)
Fall Creek                 SWF LLP E/A for Signature Resorts          Commercial Fed Bank               000055546341       304072080
                           Inc. (Sunterra-Branson)
Flamingo                   SWF E/A for AKGI-St Maarten NV             First Union National Bank        2090001067487       063000021
Flamingo                   SWF                                        First Union National Bank        2090001067487        63000021
Flamingo Beach             French Franc's                             Banque Francaise Commerciale      60214839088           N/A
Flamingo Beach             French Usds                                Banque Francaise Commerciale      60639999040           N/A
Flamingo Beach             Developer                                  First Union National Bank        2000009376937       063000021
Flamingo Beach             Payroll Usd                                Windward Island Bank                20018002            N/A
Flamingo Beach             Operating                                  Windward Island Bank                20018100            N/A
Flamingo Beach             Merchant                                   Windward Island Bank                20018209            N/A
Flamingo Beach             Payroll Naf                                Windward Island Bank                20145702            N/A
Gatlinbug (Bent Creek)     Resort Marketing International Inc./       First Union National Bank        2000010996393       063000021
                           Sunterra Resorts-Gatlinburg
Gatlinburg (Bent Creek)    IES E/A for Bent Creek                     Bank First                          04806220         064204198
Gatlinburg (Bent Creek)    IES E/A Bent Creek-Special Holding         Bank First                          04813197         064204198
                           Account
Gatlinburg (Town Square)   IES E/A for Town Square                    Bank First                          04806476         064204198
Gatlinburg (Town Square)   UBOC Presalse @ SWF - IES E/A              Bank First                          04813200         064204198
                           Gatlinburg Town Square-Special Holding
                           Account
Gatlinburg (Town Village)  IES E/A for Town Village                   Bank First                          04807618         064204198
Greensprings               Greensprings Associates Escrow Account     Bank of America                   004130354431
Harbour Lights             Resort Mktg. Intl. Harbour Lights Trust    Wells Fargo Bank                  0087-588356          14003
                           Acct.
Northern VA Sales Ctr.     Springfield Escrow Account                 Bank of America                   004112989829
Polynesian Isles           SWF E/A for Polynesian Isles               First Union National Bank        2000001995578       063000021
Powhatan                   Powhatan Associates Escrow Account         Bank of America                   004112989170
Ridge at Sedona            IES, Inc. Escrow Agent for The Ridge       Bank of America                    252-962160        122101706
RMI Carslbad               Carlsbad Encore                            First Union National Bank        2000009398740       063000021
RMI Orlando                Resort Marketing International Inc         First Union National Bank        2000010996380       063000021
                           Operating Account
Roundhill- Tahoe           RMI, Inc. Brokers Acct.                    Wells Fargo Bank                   2002871663        121000248

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of April 30, 2002

Property Name            Acct. Title                                  Bank Name                      Bank Account #           ABA#
------------------------------------------------------------------------------------------------------------------------------------
Royal Dunes              Port Royal Resort LP-SWF                     First Union National Bank      2010000250673         053207766
                         Attorney/Escrow Agent
Royal Palm               SWF E/A for AKGI-St Maarten NV               First Union National Bank      2090001067490         063000021
Royal Palm               Payroll Usd                                  Windward Island Bank              20017103              N/A
Royal Palm               Operating                                    Windward Island Bank              20017201              N/A
Royal Palm               Merchant                                     Windward Island Bank              20017310              N/A
Royal Palm               Payroll Naf                                  Windward Island Bank              20145604              N/A
San Luis Bay             San Luis Bay Trust                           Wells Fargo Bank                 0468864627          121000248
Santa Fe                 Santa Fe EscrowTerritorial Title & Abstract  Bank of America                 004271416775         107000327

Santa Fe                 IES, Inc. Escrow agent for Villas de Santa   Bank of America                 004676660029         122101706
                         Fe
Santa Fe                 IES, Inc. E/A for Sunterra Corp.(Villas de   Wells Fargo Bank                 1353128272
                         Santa Fe
Scottsdale               IES, Inc. Escrow Agent for Scottsdale Villa  Bank of America                  252-962179          122101706
                         Mirage
Scottsdale Villa Mirage  Resort Marketing Int'l                       Bank One Arizona                  2017-4207          122100024
Scottsdale Villa Mirage  Resort Marketing Int'l                       Bank One Arizona                  2017-4235          122100024
Scottsdale Villa Mirage  All Seasons Realty Inc SVM Function &        Bank One Arizona                  2323-6529          122100024
                         Activities
Scottsdale Villa Mirage  Scottsdale Villa Mirage Gifting              Bank One Arizona                  2364-5629          122100024
Scottsdale Villa Mirage  Scottsdale spiff                                                               0441-4497
Sedona                   Int'l Escrow Services, Inc. ( Not an Escrow) Bank One                          3198-7602          122100024

Sedona Properties        All Seasons- Legal Acct.                     Bank One Arizona                  0768-8821          122100024
Sedona Properties        All Seasons Realty-Activities Clearing Acct  Bank One Arizona                  0768-9453          122100024

Sedona Properties        All Seasons Realty Inc-Functions Acct        Bank One Arizona                  1005-8089          122100024
Sedona Properties        RMI Comm                                     Bank One Arizona                  2363-9077          122100024
Sedona Properties        Ridge at Sedona Golf Resort- Sedona Golf     Bank One Arizona                  2750-9886          122100024
                         Resort Spiffs Acct.
Sedona Properties        Ridge at Sedona Golf Resort- Sedona          Bank One Arizona                  2750-9907          122100024
                         Springs Spiffs Acct
Sedona Properties        RMI Payroll                                  Bank One Arizona                  2751-0916          122100024
Sedona Properties        All Seasons Resorts Inc.- gifting            Bank One Arizona                  634180335          122100024
Sedona Springs           IES, Inc. Escrow Agent for Sedona Springs    Bank of America                  252-962208          122101706

Sedona Summit            IES, Inc. Escrow Agent for Sedona Summit     Bank of America                  252-962195          122101706

St. Croix - Carambola    Hotel Merchant                               The Bank of Nova Scotia            856-18            101606216
St. Croix - Carambola    Capital Reserve                              The Bank of Nova Scotia            962-10            101606216
St. Croix - Carambola    Hotel Operating                              The Bank of Nova Scotia            965-12            101606216
Steamboat                Brokerage Trust Account                      Vectra Bank                      4810007148            20031
Sunterra Corporation     Signature Resorts Inc                        Fidelity Investments          0059-0080390248        021000018
Sunterra Corporation     Sunterra Corporation-Operating               First Union National Bank      2000008319856         063000021
Sunterra Corporation     Sunterra Corporation, Credit Card            First Union National Bank      2000008319869         063000021
Sunterra Corporation     Sunterra Corporation-Payroll                 First Union National Bank      2000008319953         063000021
Sunterra Corporation     Reserve Sunterra Centre                      First Union National Bank      2000010014042         063000021
Sunterra Corporation      International Timeshares SWF E/A for        First Union National Bank      2090002245732         063000021
                         International Timeshares Inc.
Sunterra Corporation     Signature Resorts Inc                        First Union National Bank      2090002393011         063000021
Sunterra Corporation     Sunterra Corporation                         Salomon Smith Barney         224-90675-1-9-315       021000021
Sunterra Corporation     International Timeshares- Timeshare          SunTrust Bank                  0766766226205
                         Closing Services, Inc.-Sunterra Escrow
                         Account
Sunterra Finance         Grand Bch-Restricted Cash Endpaper           Bank One                         0345-2926           122100024
Sunterra Finance         Flamingo-Restricted Cash Endpaper            Bank One                         0457-3009           122100024
Sunterra Finance         Royal Palm-Restricted Cash Endpaper          Bank One                         0460-7723           122100024
Sunterra Finance         Port Royal-Restricted Cash Endpaper          Bank One                         0910-6733           122100024
Sunterra Finance         San Luis-Restricted Cash Endpaper            Bank One                         1324-5007           122100024

Sunterra Corporation et al., Debtors                                Attachment D
Case No. 00-5-6931-JS through 00-5-6967, 00-5-8313-JS (Chapter 11)
(Jointly Administered under Case No. 00-5-6931-JS)
Bank Accounts as of April 30, 2002

Property Name          Acct. Title                                    Bank Name                        Bank Account #         ABA#
------------------------------------------------------------------------------------------------------------------------------------
Sunterra Finance       Bent Creek-Restricted Cash Endpaper            Bank One                           2142-5075         122100024
Sunterra Finance       Concord Secur 98A                              Bank One                           2313-5354         122100024
Sunterra Finance       Restricted Cash UBOC                           Bank One                          2825-3069/
                                                                                                   0410-2047,0410-1984,
                                                                                                   0412-9004, 0410-1554
Sunterra Finance       Concord - Restricted Cash BofA                 Bank One                           2825-3245         122100024
Sunterra Finance       Concord Concentration Account                  Bank One Arizona                   0311-2294         122100024
Sunterra Finance       Open Escrow                                    Bank One-Lender #475               2226-4728         122100024
Sunterra Finance       UBOC Resales                                   Bank One-Lender#525                0632-1577         122100024
Sunterra Finance       B of A Resales                                 Bank One-Lender#705                0632-1606         122100024
Sunterra Finance       B of A Restricted                              First Union National Bank       2000010996966        063000021
Sunterra Finance       UBOC Restricted                                First Union National Bank       2000010996979        063000021
Sunterra Finance       Restricted  - LaSalle Cash Collect             La Salle National Bank           67-7934-70-5
Sunterra Finance       Restricted LaSalle Cash Reserve                La Salle National Bank           67-7934-71-3
Sunterra Finance       Sunterra Financial Services, Inc.- Imprest     Nevada National Bank         122400779-0012085638
Sunterra Finance       Finova Segregated                              Nevada State Bank            12085620 & 085817757
Tahoe Ridgepointe      RDI Escrow Trust Fund Account                  Wells Fargo Bank                  4159566587         121000248
Villas at Poco Diablo  IES, Inc. Escrow Agent for Villas at Poco      Bank of America                   252-962216         122101706
                       Diablo
Villas de Santa Fe     Cas Master Operating                           Wells Fargo Bank                 064-4525602
Villas de Santa Fe     Cash master Payroll                            Wells Fargo Bank                 064-4525628
Villas de Santa Fe     Villas de Santa Fe Gifting                     Wells Fargo Bank                 1353-128239
Villas de Santa Fe     Villas de Santa Fe RMI Commission Account      Wells Fargo Bank                 1353-128613
Villas de Santa Fe     Villas de Santa Fe SpiffAccount                Wells Fargo Bank                 1353-128624
Villas of Sedona       IES, Inc. Escrow Agent for Villas of Sedona    Bank of America                   252-962187         122101706

Villas on the Lake     IES, Inc. Escrow Agent for Villas on the Lake  Bank of America                 004771161038         111000025
Virginia - RMI         Resort Marketing International Inc./ RMI VA    First Union National Bank       2000010996403        063000021

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Assets:
------
Cash and cash equivalents                                         $   8,678,662
Cash in escrow and restricted cash                                   30,495,418
Mortgages receivable, net                                           153,891,913
Retained interests                                                   15,973,946
Intercompany receivable                                              84,678,867
Due from related parties                                              4,522,445
Other receivables, net                                                7,665,329
Income tax refund receivable                                            545,422
Prepaid expenses and other assets                                    22,728,211
Investment in joint ventures                                            250,000
Assets held for sale                                                 11,665,896
Real estate and development costs                                   148,547,576
Property and equipment, net                                          34,627,085
Intangible assets, net                                                  611,861
                                                                  -------------

                                                                  $ 524,882,631
                                                                  =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                            $  59,736,277
Notes payable subject to compromise                                 527,034,036
Accounts payable not subject to compromise                           16,397,532
Accrued liabilities                                                 116,958,635
Notes payable not subject to compromise                             172,240,869
Income taxes payable                                                   (440,000)
Deferred income taxes                                                (1,697,113)
                                                                  -------------
                                                                    890,230,236

Stockholders' equity                                               (365,347,605)
                                                                  -------------

Total liabilities and equity                                      $ 524,882,631
                                                                  =============

   Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                          Total
                                                                   Consolidated
Legal entity                                                           Sunterra
Bankruptcy filing number                                            Corporation
                                                                    -----------
Revenues:
--------
Vacation interests sales                                           $  7,907,251
Interest income                                                       2,273,885
Other income (loss)                                                     976,784
                                                                   ------------
     Total revenues                                                  11,157,920
                                                                   ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                      1,834,178
Advertising, sales and marketing                                      4,211,046
Provision for doubtful accounts                                         329,646
Loan portfolio expenses                                               1,138,472
Maintenance fees and subsidies                                        1,245,567
General and administrative                                            2,208,562
Depreciation and amortization                                           624,898
                                                                   ------------
Total costs and operating expenses                                   11,592,369
                                                                   ------------

Income (loss) from operations                                          (434,449)

Interest expense                                                      1,021,952
Restructuring costs                                                      88,095
Realized (gain) on available-for-sale securities                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                   (1,403,656)
     Interest (Income)                                                   (9,807)
     Professional Services                                            2,902,532

Extraordinary item                                                            -
                                                                   ------------

Income (loss) before provision for taxes                             (3,033,565)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $ (3,033,565)
                                                                   ============

   Certain reclassifications were made to the consolidated financial statements which were not made to the individual debtor entities.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                       Total
                                                                Consolidated
                                                                    Sunterra
                                                                 Corporation
                                                                 -----------
Beginning Cash Balance                                           $ 5,829,480 (a)

Interest Income on full DIP draw                                      11,024

Deposit/Collection:
-------------------
Encore                                                                44,153
Escapes                                                               79,539
Rental Income                                                         98,740
Tour Sales                                                           368,174
Closing Costs                                                          8,835
Operating Refunds                                                     18,814
Conversions                                                            1,443
Golf Course Revenues                                                  84,382
Escrow Funds                                                       3,035,836
Sunterra's Collections on Mortgages Receivable                     4,880,631
Sunterra Finance Servicing Fee Income                                 90,776
Employee Payroll Deduction Reimbursement                             130,891
Non-Debtor Reimbursements                                          1,507,916
                                                                ------------

    Subtotal-Deposit/Collection Inflows                           10,361,155

Resort Operating & Payroll Balances (added back)                   2,339,714

Other:
------
Asset Sales                                                          788,178
DIP Financing                                                      3,128,700
Other                                                                660,765
                                                                ------------

Total Cash Inflows                                                17,278,512

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002
                                                                          Total
                                                                   Consolidated
                                                                       Sunterra
                                                                    Corporation
                                                                    -----------
Outflows:
---------
Operating-Corporate                                                     935,760
Operating-Sunterra Finance                                              651,257
Operating-Premier                                                        14,678
Operating-Carlsbad                                                       14,805
Operating-Resorts                                                     1,806,883
Payroll-Corporate                                                       446,512
Payroll-Sunterra Finance                                                367,619
Payroll-Carlsbad                                                         20,909
Payroll-Resorts(S&W)                                                  1,827,714
Commissions-Post                                                        760,403
HOA Subsidies & Maintenance Fees                                        893,942
Health Claims                                                           313,338
Insurance - Coverage Premiums                                         2,426,166
Property Taxes                                                          258,781
IT Equipment Lease                                                       47,045
Professional Fees                                                     2,165,545
DIP Financing Fees                                                      201,559
Restricted Cash Transfers                                                 9,306
                                                                   ------------

Total Cash Outflows                                                  13,162,222

Capital Expenditures and Maintenance:
-------------------------------------
Construction                                                            847,590
Hurricane Repairs                                                      (231,809)

Interest:
---------
Interest Expense on D.I.P.                                              651,327

Other:
------
Other                                                                         -
                                                                    -----------

Total Cash Outflows                                                  14,429,330
                                                                    -----------

Ending Cash Balance                                                   8,678,662
Non Cash Adjustments                                                          -
                                                                    -----------
Balance per Cash Flow                                               $ 8,678,662
                                                                    ===========

United States Bankruptcy Court for the District
of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002
                                                                           Total
                                                                    Consolidated
                                                                        Sunterra
                                                                     Corporation
                                                                     -----------
Reconciliation:
--------------

Bank Balances:
-------------
First Union                                                            2,792,834
Salomon Smith Barney                                                   4,969,832
Resort Cash Accounts                                                     822,145
                                                                    ------------
Total Bank Balances                                                    8,584,811


Less Outstanding Checks                                                   93,851
                                                                    ------------
Total Cash per Balance Sheet                                        $  8,678,662
                                                                    ============


Difference                                                                     0


Notes to Debtor's Cash Flow:
---------------------------
a) Beginning cash balance includes Corporate Cash only




The consolidated and legal entities cash flows represent the cash activity in and out of the Corporate main accounts that fund all the individual resort cash accounts and do not reflect cash flow for the individual cash accounts.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Assets:
-------
Cash and cash equivalents                                        $   6,451,456
Cash in escrow and restricted cash                                   2,929,528
Mortgages receivable, net                                                    -
Retained interests                                                           -
Intercompany receivable                                            303,899,147
Due from related parties                                             2,195,133
Other receivables, net                                               1,661,760
Prepaid expenses and other assets                                    7,156,193
Investment in joint ventures                                           250,000
Real estate and development costs                                   59,035,654
Property and equipment, net                                         17,470,240
Intangible assets, net                                                 611,861
                                                                 -------------

                                                                 $ 401,660,972
                                                                 =============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                              40,881,060
Notes payable subject to compromise                                483,562,847
Accounts payable not subject to compromise                           7,919,529
Accrued liabilities                                                 29,851,114
Notes payable not subject to compromise                            150,432,833
Deferred income taxes                                               (1,697,113)
                                                                 -------------
                                                                   710,950,270

Stockholders' equity                                              (309,289,298)
                                                                 -------------

Total liabilities and equity                                     $ 401,660,972
                                                                 =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002


                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Revenues:
--------
Vacation interests sales                                          $    947,526
Interest income                                                              -
Other income (loss)                                                     75,168
                                                                  ------------
     Total revenues                                                  1,022,694
                                                                  ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       181,998
Advertising, sales and marketing                                       252,872
Provision for doubtful accounts                                              -
Loan portfolio expenses                                                (50,515)
General and administrative                                           2,147,667
Depreciation and amortization                                          489,033
                                                                  ------------
Total costs and operating expenses                                   3,021,055
                                                                  ------------

Income (loss) from operations                                       (1,998,361)

Interest expense                                                       668,720
Restructuring costs                                                     88,095
Realized (gain) on available-for-sale securities                             -
Equity (gain) on investment in joint ventures                                -
Bankruptcy expenses:
     Loss/(Gain) on Sale of Assets                                  (1,403,656)
     Interest (Income)                                                  (9,807)
     Professional Services                                           2,902,532

Extraordinary item                                                           -
                                                                  ------------

Income (loss) before provision for taxes                            (4,244,245)

Provision for income taxes                                                   -
                                                                  ------------
Net income (loss)                                                 $ (4,244,245)
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                      Sunterra
Legal entity                                                       Corporation
Bankruptcy filing number                                          00-5-6931-JS
                                                                  ------------
Inflows:
-------
Interest Income on D.I.P.                                         $     11,024

Deposit/Collection
------------------
Encore                                                                  20,122
Rental Income                                                           94,553
Tour Sales                                                              50,004
Closing Costs                                                            8,835
Operating Refunds                                                        6,188
Conversions                                                                259
Golf Course Revenues                                                    84,382
Escrow Funds                                                           584,088
Sunterra's Collections on Mortgages Receivable                       4,880,631
Employee Payroll Deduction Reimbursement                                36,158
Non-Debtor Reimbursements                                            1,507,916
                                                                  ------------
  Subtotal-Deposit/Collection Inflows                                7,284,160

Other
-----
Asset Sales                                                            788,178
Other                                                                  660,765
                                                                  ------------
  Total Cash Inflows                                                 8,733,103

Outflows:
--------
Operating-Corporate                                                    935,760
Operating-Resorts                                                      163,332
Payroll-Corporate                                                      446,512
Payroll-Resorts(S&W)                                                   160,508
Commissions-Post                                                        14,373
HOA Subsidies & Maintenance Fees                                       358,494
Health Claims                                                          313,338
Insurance - Coverage Premiums                                        2,397,379
Property Taxes                                                         258,781
IT Equipment Lease                                                      47,045
Professional Fees                                                    2,165,545
DIP Financing Fees                                                     201,559
Restricted Cash Transfers                                                9,306
                                                                  ------------

  Total Cash Outflows                                                7,471,932

Capital Expenditures & Maintenance
----------------------------------
Construction                                                           141,729

Interest
--------
Interest Expense on D.I.P.                                             651,327

Other
-----
Other                                                                        -
                                                                  ------------
  Total Cash Outflows                                             $  8,264,987
                                                                  ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $  1,313,015
Cash in escrow and restricted cash                                   647,669
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           55,385,107
Due from related parties                                            (152,601)
Other receivables, net                                             1,166,070
Prepaid expenses and other assets                                  1,576,449
Investment in joint ventures                                               -
Real estate and development costs                                  2,101,027
Property and equipment, net                                       14,002,244
Intangible assets, net                                                     -
                                                                ------------

                                                                $ 76,038,980
                                                                ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                             3,033,402
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                         1,741,828
Accrued liabilities                                               73,737,280
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                  78,512,510

Stockholders' equity                                              (2,473,530)
                                                                ------------

Total liabilities and equity                                    $ 76,038,980
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $    136,667
Interest income                                                            -
Other income (loss)                                                  120,006
                                                                ------------
     Total revenues                                                  256,673
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                      10,890
Advertising, sales and marketing                                     358,250
Provision for doubtful accounts                                      (92,970)
Loan portfolio expenses                                               11,064
General and administrative                                           219,823
Depreciation and amortization                                          7,015
                                                                ------------
Total costs and operating expenses                                   514,072
                                                                ------------

Income (loss) from operations                                       (257,399)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                            (257,399)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $   (257,399)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                    AKGI St.
Legal entity                                                     Maarten, NV
Bankruptcy filing number                                        00-5-6933-JS
                                                                ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                          $      5,350
Timeshare Sales                                                            -
                                                                ------------

  Subtotal-Deposit/Collection Inflows                                  5,350

Other
-----
Other                                                                      -
                                                                ------------

  Total Cash Inflows                                                   5,350

Outflows:
--------
Operating-Resorts                                                    281,662
HOA Subsidies & Maintenance Fees                                           -

Capital Expenditures & Maintenance
----------------------------------
Construction                                                         172,568
Hurricane Repairs                                                   (231,809)
                                                                ------------

  Total Cash Outflows                                           $    222,421
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                    All Seasons
Legal entity                                                   Properties, Inc.
Bankruptcy filing number                                           00-5-6934-JS
                                                                   ------------
Assets:
------
Cash and cash equivalents                                          $          -
Cash in escrow and restricted cash                                            -
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                                       -
Due from related parties                                                      -
Other receivables, net                                                        -
Prepaid expenses and other assets                                             -
Investment in joint ventures                                                  -
Real estate and development costs                                             -
Property and equipment, net                                                   -
Intangible assets, net                                                        -
                                                                   ------------

                                                                   $          -
                                                                   ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                        -
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                                    -
Accrued liabilities                                                           -
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                              -

Stockholders' equity                                                          -
                                                                   ------------

Total liabilities and equity                                       $          -
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002


                                                                    All Seasons
Legal entity                                                   Properties, Inc.
Bankruptcy filing number                                           00-5-6934-JS
                                                                   ------------
Revenues:
--------
Vacation interests sales                                           $          -
Interest income                                                               -
Other income (loss)                                                           -
                                                                   ------------
     Total revenues                                                           -
                                                                   ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                              -
Advertising, sales and marketing                                              -
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General and administrative                                                    -
Depreciation and amortization                                                 -
                                                                   ------------
Total costs and operating expenses                                            -
                                                                   ------------

Income (loss) from operations                                                 -

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                   ------------

Income (loss) before provision for taxes                                      -

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $          -
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                 All Seasons
Legal entity                                                Properties, Inc.
Bankruptcy filing number                                        00-5-6934-JS
                                                                ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (AZ)
Bankruptcy filing number                                        00-5-6936-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $    125,263
Cash in escrow and restricted cash                                 1,061,673
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           59,033,117
Due from related parties                                              40,372
Other receivables, net                                               381,770
Prepaid expenses and other assets                                    784,079
Investment in joint ventures                                               -
Real estate and development costs                                 22,093,588
Property and equipment, net                                          685,275
Intangible assets, net                                                     -
                                                                ------------

                                                                $ 84,205,137
                                                                ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                             1,438,601
Notes payable subject to compromise                                   37,763
Accounts payable not subject to compromise                         1,326,792
Accrued liabilities                                                1,726,391
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   4,529,547

Stockholders' equity                                              79,675,590
                                                                ------------

Total liabilities and equity                                    $ 84,205,137
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                          All Seasons
                                                             Resorts,
Legal entity                                                Inc. (AZ)
Bankruptcy filing number                                 00-5-6936-JS
                                                         ------------
Revenues:
---------
Vacation interests sales                                 $  3,890,457
Interest income                                                    82
Other income (loss)                                           122,089
                                                         ------------
     Total revenues                                         4,012,628
                                                         ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                              864,781
Advertising, sales and marketing                            1,803,034
Provision for doubtful accounts                                  (126)
Loan portfolio expenses                                        98,080
General and administrative                                    176,983
Depreciation and amortization                                  23,844
                                                         ------------
Total costs and operating expenses                          2,966,596
                                                         ------------

Income (loss) from operations                               1,046,032

Interest expense                                              (26,641)
Equity (gain) on investment in joint ventures                       -
Bankruptcy expenses                                                 -
                                                         ------------

Income (loss) before provision for taxes                    1,072,673

Provision for income taxes                                          -
                                                         ------------
Net income (loss)                                        $  1,072,673
                                                         ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (AZ)
Bankruptcy filing number                                        00-5-6936-JS
                                                                ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                          $      5,966
Tour Sales                                                           219,201
Operating Refunds                                                     16,078
Escrow Funds                                                       1,513,250
                                                                ------------

    Subtotal-Deposit/Collection Inflows                            1,754,495

Other
-----
Asset Sales                                                                -
                                                                ------------

    Total Cash Inflows                                             1,754,495
                                                                ------------

Outflows:
---------
Operating-Resorts                                                    691,401
Payroll-Resorts(S&W)                                                 614,000
Commissions-Post                                                     530,740
HOA Subsidies & Maintenance Fees                                     343,497
Property Taxes                                                             -
                                                                ------------
                                                                   2,179,638

Capital Expenditures & Maintenance
----------------------------------
Construction                                                         533,293
                                                                ------------

    Total Cash Outflows                                         $  2,712,930
                                                                ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $          -
Cash in escrow and restricted cash                                     2,518
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                           (8,113,703)
Due from related parties                                              (4,509)
Other receivables, net                                                     -
Prepaid expenses and other assets                                          -
Investment in joint ventures                                               -
Real estate and development costs                                  4,435,312
Property and equipment, net                                           52,190
Intangible assets, net                                                     -
                                                                ------------

                                                                $ (3,628,192)
                                                                ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                               112,266
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                               292
Accrued liabilities                                                  210,349
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                     322,907

Stockholders' equity                                              (3,951,099)
                                                                ------------

Total liabilities and equity                                    $ (3,628,192)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                 All Seasons
                                                                    Resorts,
Legal entity                                                       Inc. (TX)
Bankruptcy filing number                                        00-5-6937-JS
                                                                ------------
Revenues:
--------
Vacation interests sales                                        $          -
Interest income                                                            -
Other income (loss)                                                        -
                                                                ------------
     Total revenues                                                        -
                                                                ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                           -
Advertising, sales and marketing                                         296
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                    -
General and administrative                                            52,133
Depreciation and amortization                                              -
                                                                ------------
Total costs and operating expenses                                    52,429
                                                                ------------

Income (loss) from operations                                        (52,429)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                                ------------

Income (loss) before provision for taxes                             (52,429)

Provision for income taxes                                                 -
                                                                ------------
Net income (loss)                                               $    (52,429)
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                            All Seasons
                                                               Resorts,
Legal entity                                                  Inc. (TX)
Bankruptcy filing number                                   00-5-6937-JS
                                                           ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                     $          -
Operating Refunds                                                     -
                                                           ------------

  Subtotal-Deposit/Collection Inflows                                 -

Other
-----
Asset Sales                                                           -
                                                           ------------

  Total Cash Inflows                                                  -
                                                           ------------

Outflows:
--------
Operating-Resorts                                                   230
HOA Subsidies & Maintenance Fees                                      -
                                                           ------------

  Total Cash Outflows                                      $        230
                                                           ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                         Grand
                                                                         Beach
Legal entity                                                        Resort, LP
Bankruptcy filing number                                          00-5-6945-JS
                                                                  ------------
Assets:
------
Cash and cash equivalents                                         $      4,211
Cash in escrow and restricted cash                                     750,651
Mortgages receivable, net                                                    -
Retained interests                                                           -
Intercompany receivable                                            (14,632,556)
Due from related parties                                               (47,584)
Other receivables, net                                                  45,304
Prepaid expenses and other assets                                       86,554
Investment in joint ventures                                                 -
Real estate and development costs                                   20,291,925
Property and equipment, net                                            388,429
Intangible assets, net                                                       -
                                                                  ------------

                                                                  $  6,886,934
                                                                  ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 987,082
Notes payable subject to compromise                                          -
Accounts payable not subject to compromise                             475,702
Accrued liabilities                                                  2,870,010
Notes payable not subject to compromise                                      -
Deferred income taxes                                                        -
                                                                  ------------
                                                                     4,332,794

Stockholders' equity                                                 2,554,140
                                                                  ------------

Total liabilities and equity                                      $  6,886,934
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                         Grand
                                                                         Beach
Legal entity                                                        Resort, LP
Bankruptcy filing number                                          00-5-6945-JS
                                                                  ------------
Revenues:
--------
Vacation interests sales                                          $    451,640
Interest income                                                              -
Other income (loss)                                                     16,987
                                                                  ------------
     Total revenues                                                    468,627
                                                                  ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                        91,743
Advertising, sales and marketing                                       603,033
Provision for doubtful accounts                                              -
Loan portfolio expenses                                                 11,453
General and administrative                                             123,503
Depreciation and amortization                                           10,295
                                                                  ------------
Total costs and operating expenses                                     840,027
                                                                  ------------

Income (loss) from operations                                         (371,400)

Interest expense                                                             -
Equity (gain) on investment in joint ventures                                -
Bankruptcy expenses                                                          -
                                                                  ------------

Income (loss) before provision for taxes                              (371,400)

Provision for income taxes                                                   -
                                                                  ------------
Net income (loss)                                                 $   (371,400)
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                             Grand
                                                             Beach
Legal entity                                            Resort, LP
Bankruptcy filing number                              00-5-6945-JS
                                                      ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                $      1,908
Tour Sales                                                  31,715
Operating Refunds                                           (1,984)
Conversions                                                  1,184
Escrow Funds                                               192,419
Employee Payroll Deduction Reimbursement                     6,441
                                                      ------------

    Subtotal-Deposit/Collection Inflows                    231,683

Other
-----
Asset Sales                                                      -
                                                      ------------

    Total Cash Inflows                                     231,683
                                                      ------------

Outflows:
--------
Operating-Resorts                                          183,389
Payroll-Resorts(S&W)                                       139,472
Commissions-Post                                            70,372
Insurance - Coverage Premiums                               28,444
Property Taxes                                                   -
                                                      ------------

    Total Cash Outflows                               $    421,678
                                                      ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                  Greensprings
Legal entity                                                        Associates
Bankruptcy filing number                                          00-5-6946-JS
                                                                  ------------
Assets:
-------
Cash and cash equivalents                                         $          -
Cash in escrow and restricted cash                                     357,816
Mortgages receivable, net                                                    -
Retained interests                                                           -
Intercompany receivable                                             32,365,729
Due from related parties                                               169,482
Other receivables, net                                                   9,285
Prepaid expenses and other assets                                      285,868
Investment in joint ventures                                                 -
Real estate and development costs                                    8,418,566
Property and equipment, net                                          1,454,289
Intangible assets, net                                                       -
                                                                  ------------

                                                                  $ 43,061,035
                                                                  ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                 244,295
Notes payable subject to compromise                                          -
Accounts payable not subject to compromise                              34,858
Accrued liabilities                                                    387,859
Notes payable not subject to compromise                                      -
Deferred income taxes                                                        -
                                                                  ------------
                                                                       667,012

Stockholders' equity                                                42,394,023
                                                                  ------------

Total liabilities and equity                                      $ 43,061,035
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002


                                                                  Greensprings
Legal entity                                                        Associates
Bankruptcy filing number                                          00-5-6946-JS
                                                                  ------------
Revenues:
---------
Vacation interests sales                                          $  1,017,319
Interest income                                                            972
Other income (loss)                                                      1,708
                                                                  ------------
     Total revenues                                                  1,019,999
                                                                  ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                       257,377
Advertising, sales and marketing                                             -
Provision for doubtful accounts                                              -
Loan portfolio expenses                                                 20,758
General and administrative                                              72,754
Depreciation and amortization                                           14,061
                                                                  ------------
Total costs and operating expenses                                     364,950
                                                                  ------------

Income (loss) from operations                                          655,049

Interest expense                                                             -
Equity (gain) on investment in joint ventures                                -
Bankruptcy expenses                                                          -
                                                                  ------------

Income (loss) before provision for taxes                               655,049

Provision for income taxes                                                   -
                                                                  ------------
Net income (loss)                                                 $    655,049
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002


                                                                  Greensprings
Legal entity                                                        Associates
Bankruptcy filing number                                          00-5-6946-JS
                                                                  ------------
Cash Flow is combined with Powhatan Associates
00-5-6958-JS

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                    Greensprings
                                                                      Plantation
Legal entity                                                       Resorts, Inc.
Bankruptcy filing number                                            00-5-6947-JS
                                                                    ------------
Assets:
------
Cash and cash equivalents                                           $          -
Cash in escrow and restricted cash                                             -
Mortgages receivable, net                                                      -
Retained interests                                                             -
Intercompany receivable                                                        -
Due from related parties                                                       -
Other receivables, net                                                         -
Prepaid expenses and other assets                                              -
Investment in joint ventures                                                   -
Real estate and development costs                                              -
Property and equipment, net                                                    -
Intangible assets, net                                                         -
                                                                    ------------

                                                                    $          -
                                                                    ============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                         -
Notes payable subject to compromise                                            -
Accounts payable not subject to compromise                                     -
Accrued liabilities                                                            -
Notes payable not subject to compromise                                        -
Deferred income taxes                                                          -
                                                                    ------------
                                                                               -

Stockholders' equity                                                           -
                                                                    ------------


Total liabilities and equity                                        $          -
                                                                    ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                      $          -
Interest income                                                          -
Other income (loss)                                                      -
                                                              ------------
     Total revenues                                                      -
                                                              ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                          -
Loan portfolio expenses                                                  -
General and administrative                                               -
Depreciation and amortization                                            -
                                                              ------------
Total costs and operating expenses                                       -
                                                              ------------


Income (loss) from operations                                            -

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                              ------------


Income (loss) before provision for taxes                                 -

Provision for income taxes                                               -
                                                              ------------
Net income (loss)                                             $          -
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                              Greensprings
                                                                Plantation
Legal entity                                                 Resorts, Inc.
Bankruptcy filing number                                      00-5-6947-JS
                                                              ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                         Harich
                                                                          Tahoe
Legal entity                                                        Development
Bankruptcy filing number                                           00-5-6948-JS
                                                                   ------------
Assets:
-------
Cash and cash equivalents                                          $          -
Cash in escrow and restricted cash                                            -
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                               1,496,748
Due from related parties                                                      -
Other receivables, net                                                        -
Prepaid expenses and other assets                                         1,316
Investment in joint ventures                                                  -
Real estate and development costs                                       409,518
Property and equipment, net                                                   -
Intangible assets, net                                                        -
                                                                   ------------

                                                                   $  1,907,582
                                                                   ============
Liabilities and equity:
-----------------------
Accounts payable subject to compromise                                   25,878
Notes payable subject to compromise                                   1,154,643
Accounts payable not subject to compromise                                    -
Accrued liabilities                                                           1
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                   ------------
                                                                      1,180,522

Stockholders' equity                                                    727,060
                                                                   ------------

Total liabilities and equity                                       $  1,907,582
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                         Harich
                                                                          Tahoe
Legal entity                                                        Development
Bankruptcy filing number                                           00-5-6948-JS
                                                                   ------------
Revenues:
---------
Vacation interests sales                                           $          -
Interest income                                                               -
Other income (loss)                                                           -
                                                                   ------------
     Total revenues                                                           -
                                                                   ------------
Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                              -
Advertising, sales and marketing                                              -
Provision for doubtful accounts                                               -
Loan portfolio expenses                                                       -
General and administrative                                                  165
Depreciation and amortization                                                 -
                                                                   ------------
Total costs and operating expenses                                          165
                                                                   ------------

Income (loss) from operations                                              (165)

Interest expense                                                              -
Equity (gain) on investment in joint ventures                                 -
Bankruptcy expenses                                                           -
                                                                   ------------

Income (loss) before provision for taxes                                   (165)

Provision for income taxes                                                    -
                                                                   ------------
Net income (loss)                                                  $       (165)
                                                                   ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                         Harich
                                                                          Tahoe
Legal entity                                                        Development
Bankruptcy filing number                                           00-5-6948-JS
                                                                   ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                             $          -
                                                                   ------------

 Subtotal-Deposit/Collection Inflows                                          -

Other
-----
Asset Sales                                                                   -
                                                                   ------------

 Total Cash Inflows                                                           -
                                                                   ------------

Outflows:
--------
Operating-Resorts                                                             -
                                                                   ------------
 Total Cash Outflows                                               $          -
                                                                   ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                  Lake Tahoe
                                                                      Resort
Legal entity                                                   Partners, LLC
Bankruptcy filing number                                        00-5-6952-JS
                                                                ------------
Assets:
------
Cash and cash equivalents                                       $     27,710
Cash in escrow and restricted cash                                   164,069
Mortgages receivable, net                                                  -
Retained interests                                                         -
Intercompany receivable                                          (29,199,523)
Due from related parties                                                   -
Other receivables, net                                             1,550,422
Prepaid expenses and other assets                                  1,053,435
Investment in joint ventures                                               -
Real estate and development costs                                 39,153,481
Property and equipment, net                                           50,946
Intangible assets, net                                                     -
                                                                ------------

                                                                $ 12,800,540
                                                                ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                             2,779,312
Notes payable subject to compromise                                        -
Accounts payable not subject to compromise                         1,926,577
Accrued liabilities                                                  902,778
Notes payable not subject to compromise                                    -
Deferred income taxes                                                      -
                                                                ------------
                                                                   5,608,667

Stockholders' equity                                               7,191,873
                                                                ------------

Total liabilities and equity                                    $ 12,800,540
                                                                ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                  Lake Tahoe
                                                                      Resort
Legal entity                                                   Partners, LLC
Bankruptcy filing number                                        00-5-6952-JS
                                                               -------------
Revenues:
---------
Vacation interests sales                                       $     648,981
Interest income                                                            -
Other income (loss)                                                    2,741
                                                               -------------
     Total revenues                                                  651,722
                                                               -------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                     265,905
Advertising, sales and marketing                                     354,643
Provision for doubtful accounts                                            -
Loan portfolio expenses                                                9,305
General and administrative                                           217,447
Depreciation and amortization                                          4,603
                                                               -------------
Total costs and operating expenses                                   851,903
                                                               -------------

Income (loss) from operations                                       (200,181)

Interest expense                                                           -
Equity (gain) on investment in joint ventures                              -
Bankruptcy expenses                                                        -
                                                               -------------

Income (loss) before provision for taxes                            (200,181)

Provision for income taxes                                                 -
                                                               -------------
Net income (loss)                                              $    (200,181)
                                                               =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                  Lake Tahoe
                                                                      Resort
Legal entity                                                   Partners, LLC
Bankruptcy filing number                                        00-5-6952-JS
                                                               -------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                                         $       4,727
Escrow Funds                                                         302,719
                                                               -------------

    Subtotal-Deposit/Collection Inflows                              307,446
                                                               -------------
Other
-----
Other                                                                      -
                                                               -------------
    Total Cash Inflows                                               307,446
                                                               -------------

Outflows:
---------
Operating-Resorts                                                    166,923
Payroll-Resorts(S&W)                                                  78,700
Commissions-Post                                                     118,500
Property Taxes                                                             -
                                                               -------------

    Total Cash Outflows                                        $     364,123
                                                               =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                       MMG
                                                                Development
Legal entity                                                         Corp.
Bankruptcy filing number                                       00-5-6954-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $      5,274
Cash in escrow and restricted cash                                  363,238
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                         (16,904,708)
Due from related parties                                            151,499
Other receivables, net                                               27,838
Prepaid expenses and other assets                                   106,304
Investment in joint ventures                                              -
Real estate and development costs                                 7,523,317
Property and equipment, net                                       4,402,687
Intangible assets, net                                                    -
                                                               ------------

                                                               $ (4,324,551)
                                                               ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                            1,126,190
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                          263,544
Accrued liabilities                                                 366,644
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                  1,756,378

Stockholders' equity                                             (6,080,929)
                                                               ------------

Total liabilities and equity                                   $ (4,324,551)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                       MMG
                                                                Development
Legal entity                                                         Corp.
Bankruptcy filing number                                       00-5-6954-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                      2,153
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           62,584
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                   64,737
                                                               ------------

Income (loss) from operations                                       (64,737)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                            (64,737)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    (64,737)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                       MMG
                                                                Development
Legal entity                                                         Corp.
Bankruptcy filing number                                       00-5-6954-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Encore                                                         $      1,240
Operating Refunds                                                      (171)
Employee Payroll Deduction Reimbursement                              2,695
                                                               ------------

  Subtotal-Deposit/Collection Inflows                                 3,764

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                  3,764
                                                               ------------

Outflows:
--------
Operating-Resorts                                                     1,784
Payroll-Resorts(S&W)                                                 74,410
HOA Subsidies & Maintenance Fees                                     59,796
Property Taxes                                                            -
                                                               ------------

Total Cash Outflows                                            $    135,990
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                 Port Royal
Legal entity                                                   Resort, L.P.
Bankruptcy filing number                                       00-5-6957-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                   21,138
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                            (491,315)
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                    57,738
Investment in joint ventures                                              -
Real estate and development costs                                 1,452,258
Property and equipment, net                                         128,231
Intangible assets, net                                                    -
                                                               ------------

                                                               $  1,168,050
                                                               ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                              167,809
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                            1,961
Accrued liabilities                                                  23,026
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                    192,796

Stockholders' equity                                                975,254
                                                               ------------

Total liabilities and equity                                   $  1,168,050
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002


                                                                    Port Royal
Legal entity                                                      Resort, L.P.
Bankruptcy filing number                                          00-5-6957-JS
                                                                  ------------
Revenues:
---------
Vacation interests sales                                          $          -
Interest income                                                              -
Other income (loss)                                                          -
                                                                  ------------
     Total revenues                                                          -
                                                                  ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                             -
Advertising, sales and marketing                                           250
Provision for doubtful accounts                                              -
Loan portfolio expenses                                                      -
General and administrative                                               4,949
Depreciation and amortization                                                -
                                                                  ------------
Total costs and operating expenses                                       5,199
                                                                  ------------

Income (loss) from operations                                           (5,199)

Interest expense                                                             -
Equity (gain) on investment in joint ventures                                -
Bankruptcy expenses                                                          -
                                                                  ------------

Income (loss) before provision for taxes                                (5,199)

Provision for income taxes                                                   -
                                                                  ------------
Net income (loss)                                                 $     (5,199)
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                    Port Royal
Legal entity                                                      Resort, L.P.
Bankruptcy filing number                                          00-5-6957-JS
                                                                  ------------
Inflows:
--------

Deposit/Collection
------------------
Operating Refunds                                                 $        (25)
Escrow Funds                                                                 -
                                                                  ------------

    Subtotal-Deposit/Collection Inflows                                    (25)

Other

Asset Sales                                                                  -
                                                                  ------------

    Total Cash Inflows                                                     (25)
                                                                  ------------

Outflows:

Operating-Resorts                                                            -
                                                                  ------------

    Total Cash Outflows                                           $          -
                                                                  ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                     Powhatan
Legal entity                                       Associates
Bankruptcy filing number                         00-5-6958-JS
                                                 ------------
Assets:
-------
Cash and cash equivalents                        $          -
Cash in escrow and restricted cash                    609,410
Mortgages receivable, net                                   -
Retained interests                                          -
Intercompany receivable                            24,288,451
Due from related parties                              151,615
Other receivables, net                                  9,458
Prepaid expenses and other assets                     414,320
Investment in joint ventures                                -
Real estate and development costs                   6,375,782
Property and equipment, net                            13,887
Intangible assets, net                                      -
                                                 ------------

                                                 $ 31,862,923
                                                 ============

Liabilities and equity:
-----------------------
Accounts payable subject to compromise                195,288
Notes payable subject to compromise                         -
Accounts payable not subject to compromise            260,293
Accrued liabilities                                   600,291
Notes payable not subject to compromise                     -
Deferred income taxes                                       -
                                                 ------------
                                                    1,055,872

Stockholders' equity                               30,807,051
                                                 ------------

Total liabilities and equity                     $ 31,862,923
                                                 ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002


                                                         Powhatan
Legal entity                                           Associates
Bankruptcy filing number                             00-5-6958-JS
                                                     ------------
Revenues:
--------
Vacation interests sales                             $    814,661
Interest income                                                 -
Other income (loss)                                         2,211
                                                     ------------
     Total revenues                                       816,872
                                                     ------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                          161,484
Advertising, sales and marketing                                -
Provision for doubtful accounts                                 -
Loan portfolio expenses                                    14,555
General and administrative                                 89,396
Depreciation and amortization                               2,291
                                                     ------------
Total costs and operating expenses                        267,726
                                                     ------------

Income (loss) from operations                             549,146

Interest expense                                                -
Equity (gain) on investment in joint ventures                   -
Bankruptcy expenses                                             -
                                                     ------------

Income (loss) before provision for taxes                  549,146

Provision for income taxes                                      -
                                                     ------------
Net income (loss)                                    $    549,146
                                                     ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002


                                                       Powhatan
Legal entity                                         Associates
Bankruptcy filing number                           00-5-6958-JS
                                                   ------------
Inflows:
--------

Deposit/Collection
------------------
Encore                                             $      4,839
Rental Income                                             4,188
Tour Sales                                               67,254
Operating Refunds                                        (2,530)
Escrow Funds                                            374,601
Employee Payroll Deduction Reimbursement                 32,129
                                                   ------------

  Subtotal-Deposit/Collection Inflows                   480,481

Other
-----
Asset Sales                                                   -
                                                   ------------

  Total Cash Inflows                                    480,481
                                                   ------------

Outflows:
---------
Operating-Resorts                                       306,435
Payroll-Resorts(S&W)                                    538,697
Commissions-Post                                         11,675
HOA Subsidies & Maintenance Fees                              -
                                                   ------------

  Total Cash Outflows                              $    856,807
                                                   ------------

Includes Powhatan Associates (00-5-6958-JS) and
    Greensprings Associates (00-5-6946-JS)

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                         Resort
                                                                      Marketing
Legal entity                                                    Internat'l, Inc.
Bankruptcy filing number                                           00-5-6961-JS
                                                                  -------------
Assets:
-------
Cash and cash equivalents                                         $      46,153
Cash in escrow and restricted cash                                      254,000
Mortgages receivable, net                                                     -
Retained interests                                                            -
Intercompany receivable                                             (13,223,687)
Due from related parties                                                 (3,518)
Other receivables, net                                                   96,916
Prepaid expenses and other assets                                       913,866
Investment in joint ventures                                                  -
Real estate and development costs                                             -
Property and equipment, net                                             335,937
Intangible assets, net                                                       -
                                                                  -------------

                                                                  $ (11,580,333)
                                                                  =============
Liabilities and equity:
----------------------
Accounts payable subject to compromise                                3,233,304
Notes payable subject to compromise                                           -
Accounts payable not subject to compromise                              474,924
Accrued liabilities                                                     701,516
Notes payable not subject to compromise                                       -
Deferred income taxes                                                         -
                                                                  -------------
                                                                      4,409,744

Stockholders' equity                                                (15,990,077)
                                                                  -------------

Total liabilities and equity                                      $ (11,580,333)
                                                                  =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                        Resort
                                                                     Marketing
Legal entity                                                  Internat'l, Inc.
Bankruptcy filing number                                          00-5-6961-JS
                                                              ----------------
Revenues:
---------
Vacation interests sales                                     $              -
Interest income                                                             -
Other income (loss)                                                    30,494
                                                             ----------------
     Total revenues                                                    30,494
                                                             ----------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                            -
Advertising, sales and marketing                                      836,515
Provision for doubtful accounts                                             -
Loan portfolio expenses                                                     -
General and administrative                                            (74,099)
Depreciation and amortization                                             535
                                                             ----------------
Total costs and operating expenses                                    762,951
                                                             ----------------

Income (loss) from operations                                        (732,457)

Interest expense                                                            -
Equity (gain) on investment in joint ventures                               -
Bankruptcy expenses                                                         -
                                                             ----------------

Income (loss) before provision for taxes                             (732,457)

Provision for income taxes                                                  -
                                                             ----------------
Net income (loss)                                            $       (732,457)
                                                             ================

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                        Resort
                                                                     Marketing
Legal entity                                                  Internat'l, Inc.
Bankruptcy filing number                                          00-5-6961-JS
                                                              ----------------
Inflows:
-------

Deposit/Collection
------------------
Operating Refunds                                             $              -
Employee Payroll Deduction Reimbursement                                17,393
                                                              ----------------

    Subtotal-Deposit/Collection Inflows                                 17,393

Other
-----
Asset Sales                                                                  -
                                                              ----------------

    Total Cash Inflows                                                  17,393
                                                              ----------------

Outflows:
---------
Operating-Premier                                                       14,678
Operating-Carlsbad                                                      14,805
Operating-Resorts                                                       11,727
Payroll-Carlsbad                                                        20,909
Payroll-Resorts(S&W)                                                   221,927
Commissions-Post                                                        14,743
                                                              ----------------

    Total Cash Outflows                                       $        298,789
                                                              ----------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                Ridge Point
                                                                    Limited
Legal entity                                                    Partnership
Bankruptcy filing number                                       00-5-6962-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                   80,305
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                          (1,573,155)
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                   140,690
Investment in joint ventures                                              -
Real estate and development costs                                 1,711,261
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $    359,101
                                                               ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                 272,149
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                    272,149

Stockholders' equity                                                 86,952
                                                               ------------

Total liabilities and equity                                   $    359,101
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                Ridge Point
                                                                    Limited
Legal entity                                                    Partnership
Bankruptcy filing number                                       00-5-6962-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                           17,480
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                   17,480
                                                               ------------

Income (loss) from operations                                       (17,480)

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                            (17,480)

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $    (17,480)
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                Ridge Point
                                                                    Limited
Legal entity                                                    Partnership
Bankruptcy filing number                                       00-5-6962-JS
                                                               ------------
Inflows:
-------

Deposit/Collection
------------------
Escrow Funds                                                   $     68,759
                                                               ------------

  Subtotal-Deposit/Collection Inflows                                68,759

Other
-----
Asset Sales                                                               -
                                                               ------------

  Total Cash Inflows                                                 68,759
                                                               ------------

Outflows:
--------
Operating-Resorts                                                         -
                                                               ------------

  Total Cash Outflows                                          $          -
                                                               ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Assets:
------
Cash and cash equivalents                                   $          -
Cash in escrow and restricted cash                                     -
Mortgages receivable, net                                              -
Retained interests                                                     -
Intercompany receivable                                                -
Due from related parties                                               -
Other receivables, net                                                 -
Prepaid expenses and other assets                                      -
Investment in joint ventures                                           -
Real estate and development costs                                      -
Property and equipment, net                                            -
Intangible assets, net                                                 -
                                                            ------------

                                                            $          -
                                                            ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                                 -
Notes payable subject to compromise                                    -
Accounts payable not subject to compromise                             -
Accrued liabilities                                                    -
Notes payable not subject to compromise                                -
Deferred income taxes                                                  -
                                                            ------------
                                                                       -

Stockholders' equity                                                   -
                                                            ------------

Total liabilities and equity                                $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
Revenues:
--------
Vacation interests sales                                    $          -
Interest income                                                        -
Other income (loss)                                                    -
                                                            ------------
     Total revenues                                                    -
                                                            ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                       -
Advertising, sales and marketing                                       -
Provision for doubtful accounts                                        -
Loan portfolio expenses                                                -
General and administrative                                             -
Depreciation and amortization                                          -
                                                            ------------
Total costs and operating expenses                                     -
                                                            ------------

Income (loss) from operations                                          -

Interest expense                                                       -
Equity (gain) on investment in joint ventures                          -
Bankruptcy expenses                                                    -
                                                            ------------

Income (loss) before provision for taxes                               -

Provision for income taxes                                             -
                                                            ------------
Net income (loss)                                           $          -
                                                            ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002



Legal entity                                                   RKG, Inc.
Bankruptcy filing number                                    00-5-6964-JS
                                                            ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                              Sunterra
                                                             Financial
Legal entity                                            Services, Inc.
Bankruptcy filing number                                  00-5-6965-JS
                                                          ------------
Assets:
------
Cash and cash equivalents                               $      625,243
Cash in escrow and restricted cash                          23,253,403
Mortgages receivable, net                                  153,891,913
Retained interests                                          15,973,946
Intercompany receivable                                   (298,082,781)
Due from related parties                                      (357,415)
Other receivables, net                                       2,166,982
Prepaid expenses and other assets                           10,168,250
Investment in joint ventures                                         -
Real estate and development costs                           (7,117,750)
Property and equipment, net                                    463,453
Intangible assets, net                                               -
                                                        --------------

                                                        $  (99,014,756)
                                                        ==============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                       3,220,946
Notes payable subject to compromise                         42,272,408
Accounts payable not subject to compromise                     638,981
Accrued liabilities                                          4,756,808
Notes payable not subject to compromise                     21,808,036
Deferred income taxes                                                -
                                                        --------------
                                                            72,697,179

Stockholders' equity                                      (171,711,935)
                                                        --------------

Total liabilities and equity                            $  (99,014,756)
                                                        ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                  Sunterra
                                                                 Financial
Legal entity                                                Services, Inc.
Bankruptcy filing number                                      00-5-6965-JS
                                                              ------------
Revenues:
--------
Vacation interests sales                                    $            -
Interest income                                                  2,272,831
Other income (loss)                                                406,567
                                                            --------------
     Total revenues                                              2,679,398
                                                            --------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                    421,398
Loan portfolio expenses                                          1,023,772
General and administrative                                           2,328
Depreciation and amortization                                       28,938
                                                            --------------
Total costs and operating expenses                               1,476,436
                                                            --------------

Income (loss) from operations                                    1,202,962

Interest expense                                                   379,873
Other nonoperating expenses                                              -
Realized (gain) on available-for-sale securities                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                            --------------

Income (loss) before provision for taxes                           823,089

Provision for income taxes                                               -
                                                            --------------
Net income (loss)                                           $      823,089
                                                            ==============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                         Sunterra
                                                        Financial
Legal entity                                       Services, Inc.
Bankruptcy filing number                             00-5-6965-JS
                                                     ------------
Inflows:
-------

Deposit/Collection
------------------
Operating Refunds                                    $      1,258
Sunterra Finance Servicing Fee Income                      90,776
Employee Payroll Deduction Reimbursement                   24,485
                                                     ------------

 Subtotal-Deposit/Collection Inflows                      116,519

Other
-----
Asset Sales                                                     -
                                                     ------------

 Total Cash Inflows                                       116,519
                                                     ------------

Outflows:
--------
Operating-Sunterra Finance                                651,257
Payroll-Sunterra Finance                                  367,619
Insurance - Coverage Premiums                                 343
Professional Fees                                               -
                                                     ------------

 Total Cash Outflows                                 $  1,019,220
                                                     ------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                              ------------
Assets:
------
Cash and cash equivalents                                     $     80,337
Cash in escrow and restricted cash                                       -
Mortgages receivable, net                                                -
Retained interests                                                       -
Intercompany receivable                                        (12,650,835)
Due from related parties                                          (235,985)
Other receivables, net                                             368,181
Prepaid expenses and other assets                                  (16,851)
Investment in joint ventures                                             -
Real estate and development costs                                6,711,564
Property and equipment, net                                      4,910,049
Intangible assets, net                                                   -
                                                              ------------

                                                              $   (833,540)
                                                              ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                             757,386
Notes payable subject to compromise                                  6,375
Accounts payable not subject to compromise                         346,721
Accrued liabilities                                                552,419
Notes payable not subject to compromise                                  -
Deferred income taxes                                                    -
                                                              ------------
                                                                 1,662,901

Stockholders' equity                                            (2,496,441)
                                                              ------------

Total liabilities and equity                                  $   (833,540)
                                                              ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                           ---------------
Revenues:
---------
Vacation interests sales                                   $             -
Interest income                                                          -
Other income (loss)                                                198,813
                                                           ---------------
     Total revenues                                                198,813
                                                           ---------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                         -
Advertising, sales and marketing                                         -
Provision for doubtful accounts                                      1,344
Loan portfolio expenses                                                  -
General and administrative                                         341,016
Depreciation and amortization                                       44,283
                                                           ---------------
Total costs and operating expenses                                 386,643
                                                           ---------------

Income (loss) from operations                                     (187,830)

Interest expense                                                         -
Equity (gain) on investment in joint ventures                            -
Bankruptcy expenses                                                      -
                                                           ---------------

Income (loss) before provision for taxes                          (187,830)

Provision for income taxes                                               -
                                                           ---------------
Net Income (Loss)                                          $      (187,830)
                                                           ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002


                                                                  Sunterra
Legal entity                                               St. Croix, Inc.
Bankruptcy filing number                                      00-5-6966-JS
                                                           ---------------
Inflows:
-------

Deposit/Collection
------------------
Escrow Funds                                               $             -
Employee Payroll Deduction Reimbursement                            11,590
                                                           ---------------

    Subtotal-Deposit/Collection Inflows                             11,590

Other
-----
Asset Sales                                                              -
                                                           ---------------

    Total Cash Inflows                                              11,590
                                                           ---------------

Outflows:
---------
HOA Subsidies & Maintenance Fees                                   132,156
                                                           ---------------

    Total Cash Outflows                                    $       132,156
                                                           ---------------

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                      $          -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                                   -
Due from related parties                                                  -
Other receivables, net                                                    -
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                               ------------

                                                               $          -
                                                               ============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                                    -
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                                -
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                               ------------
                                                                          -

Stockholders' equity                                                      -
                                                               ------------

Total liabilities and equity                                   $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
Revenues:
--------
Vacation interests sales                                       $          -
Interest income                                                           -
Other income (loss)                                                       -
                                                               ------------
     Total revenues                                                       -
                                                               ------------

Costs and operating expenses:
----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                               ------------
Total costs and operating expenses                                        -
                                                               ------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                               ------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                               ------------
Net income (loss)                                              $          -
                                                               ============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002


                                                               Williamsburg
Legal entity                                                Vacations, Inc.
Bankruptcy filing number                                       00-5-6967-JS
                                                               ------------
No cash flow for this entity.

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Balance Sheet
April 30, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Assets:
------
Cash and cash equivalents                                     $           -
Cash in escrow and restricted cash                                        -
Mortgages receivable, net                                                 -
Retained interests                                                        -
Intercompany receivable                                           3,082,831
Due from related parties                                                  -
Other receivables, net                                              181,343
Prepaid expenses and other assets                                         -
Investment in joint ventures                                              -
Real estate and development costs                                         -
Property and equipment, net                                               -
Intangible assets, net                                                    -
                                                              -------------

                                                              $   3,264,174
                                                              =============

Liabilities and equity:
----------------------
Accounts payable subject to compromise                            1,533,458
Notes payable subject to compromise                                       -
Accounts payable not subject to compromise                              108
Accrued liabilities                                                       -
Notes payable not subject to compromise                                   -
Deferred income taxes                                                     -
                                                              -------------
                                                                  1,533,566

Stockholders' equity                                              1,730,608
                                                              -------------

Total liabilities and equity                                  $   3,264,174
                                                              =============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Income Statement
For the Month Ended April 30, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                            ---------------
Revenues:
---------
Vacation interests sales                                    $             -
Interest income                                                           -
Other income (loss)                                                       -
                                                            ---------------
     Total revenues                                                       -
                                                            ---------------

Costs and operating expenses:
-----------------------------
Vacation interests cost of sales                                          -
Advertising, sales and marketing                                          -
Provision for doubtful accounts                                           -
Loan portfolio expenses                                                   -
General and administrative                                                -
Depreciation and amortization                                             -
                                                            ---------------
Total costs and operating expenses                                        -
                                                            ---------------

Income (loss) from operations                                             -

Interest expense                                                          -
Equity (gain) on investment in joint ventures                             -
Bankruptcy expenses                                                       -
                                                            ---------------

Income (loss) before provision for taxes                                  -

Provision for income taxes                                                -
                                                            ---------------
Net income (loss)                                           $             -
                                                            ===============

United States Bankruptcy Court for the District of Maryland
Office of the United States Trustee
In Re: Sunterra Corporation, et. al., Debtors
Cash Inflows and Outflows
For the Month Ended April 30, 2002

                                                                     Design
                                                            Internationale-
Legal entity                                                      RMI, Inc.
Bankruptcy filing number                                       00-5-8313-JS
                                                               ------------
Inflows:
--------

Deposit/Collection
------------------
    Operating Refunds                                       $             -
                                                            ---------------
    Subtotal-Deposit/Collection Inflows                                   -

Other
-----
Asset Sales                                                               -
                                                            ---------------

    Total Cash Inflows                                                    -
                                                            ---------------

Outflows:
---------
Operating-Resorts                                                         -
                                                            ---------------

    Total Cash Outflows                                     $             -
                                                            ---------------